NET INCOME (LOSS) PER SHARE	9 Months Ended
Sep. 30, 2021
Earnings Per Share [Abstract]
NET INCOME (LOSS) PER SHARE

NOTE 12 – NET INCOME (LOSS) PER SHARE

Basic net income (loss) per common share is based on the weighted average number of common shares outstanding during each period and year. Diluted net income per common share takes into effect the dilutive effect of potential common shares outstanding. The Company’s only potential common shares outstanding are stock options and shares associated with the long-term incentive compensation plans, which resulted in a dilutive effect of 84,188 and 184,053 shares for the three and nine months ended September 30, 2021, respectively. The dilutive effect for the three and nine-month periods ended September 30, 2020 was 89,561 and 0 shares, respectively. The Company calculates the dilutive effect of outstanding options using the treasury stock method. There were no options or deferred stock awards excluded from the calculation of diluted earnings per share because there were no outstanding options or deferred stock awards as of September 30, 2021. Options totaling 791,415 and 727,915 were excluded from the calculation of diluted earnings per share for the three and nine months ended September 30, 2020, respectively because the exercise price was greater than the average market price of common stock during the period and deferred stock awards totaling 110,308 shares would not have been included for the three and nine months ended September 30, 2020, because of unmet performance conditions.